                                                                 Exhibit 24(a)
                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 6, 1994.



                                                /s/ Victor J. Riley, Jr.
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Robert W. Gillespie
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------



              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 15, 1994.




                                                /s/ James W. Wert
                                                ----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 15, 1994.

                                                /s/ Lee G. Irving
                                                ------------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ H. Douglas Barclay
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 27, 1994.



                                                /s/ William G. Bares
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Albert C. Bersticker
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 27, 1994.



                                                /s/ Thomas A. Commes
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Kenneth M. Curtis
                                                ---------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ John C. Dimmer
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Lucie J. Fjeldstad
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee R. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 26, 1994.


                                                /s/ Stephen R. Hardis
                                                ------------------------

                                   KEYCORP
                                   -------

                               POWER OF ATTORNEY
                               -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Henry S. Hemingway
                                                ----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Charles R. Hogan
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Lawrence A. Leser
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Steven A. Minter
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 27, 1994.



                                                /s/ M. Thomas Moore
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 27, 1994.



                                                /s/ John C. Morley
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Richard W. Pogue
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 30, 1994.



                                                /s/ Robert A. Schumacher
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 28, 1994.



                                                /s/ Ronald B. Stafford
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 30, 1994.



                                                /s/ Dennis W. Sullivan
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
                              -----------------


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Peter G. Ten Eyck II
                                                -----------------------------

                                   KEYCORP
                                   -------

                              POWER OF ATTORNEY
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              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to its Common Shares and the plan interests issuable pursuant to KeyCorp's Profit Sharing Plus Plan hereby constitutes and appoints James W. Wert, Lee G. Irving, and Carter B. Chase, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 31, 1994.



                                                /s/ Nancy B. Veeder
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